UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

Unicorp, Inc.

(Exact name of registrant as specified in its charter)

Nevada	2-73389	75-1764386
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Financial Center 5075 Westheimer, Suite 975 Houston, TX 77056	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                       Entry into a Material Definitive Agreement

On February 20, 2008, Unicorp, Inc. (the “Company”) entered into an Amendment Agreement (“Amendment”) with YA Global Investments, L.P. (formerly Cornell Capital Partners, LP, “YA Global”), amending certain notes and warrants entered into in connection with the Securities Purchase Agreement executed on May 17, 2007, by and between the Company and YA Global.

The Amendment amends the notes as follows: (i) the interest rate was increased from 9% to 14%; (ii) the maturity date was changed from November 17, 2009 to December 31, 2010; (iii) the conversion price was changed from $0.50 per share to $0.15 per share; (iv) the Company agreed to make monthly payments of principal and interest of $100,000 beginning on March 1, 2008 and a one-time balloon payment of $1,300,000 due and payable on December 31, 2009.

The Amendment amends the warrants as follows: Warrant A-1’s exercise price was decreased from $0.55 per share to $0.15 per share; Warrant B-1’s exercise price was decreased from $0.65 per share to $0.25 per share; Warrant C-1’s exercise price was decreased from $0.75 per share to $0.35 per share; and Warrant D-1’s exercise price was decreased from $0.90 per share to $0.50 per share.

In addition, in connection with the Amendment, the Company issued the following additional four warrants:

•	A warrant (A-2)to purchase 6,786,667 shares of common stock at $0.15 per share, which expires on May 17, 2012.
•	A warrant (B-2) to purchase 3,446,400 shares of common stock at $0.25 per share, which expires on May 17, 2012.
•	A warrant (C-2) to purchase 2,133,714 shares of common stock at $0.35 per share, which expires on May 17, 2012.
•	A warrant (D-2) to purchase 1,244,400 shares of Common Stock at $0.50 per share, which expires on May 17, 2012.

Each of the four warrants described above contains standard adjustment provisions for stock splits, distributions, reorganizations, mergers and consolidations.

The remaining terms and conditions of the notes and warrants are still in full force and effect.  This summary description of the transaction does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and the other documents and instruments that are filed as exhibits to this current report.

Item 9.01                       Financial Statements and Exhibit

(c)            Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT

10.1	Amendment Agreement dated February 20, 2008 to Securities Purchase Agreement dated May 17, 2007

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNICORP. INC.

                                 By: _/s/  Kevan Casey_______________
                                         Kevan Casey, Chief Executive Officer

DATE:  February 26, 2008

EXHIBIT INDEX

EXHIBIT NO.                                    IDENTIFICATION OF EXHIBIT

10.1	Amendment Agreement dated February 20, 2008 to Securities Purchase Agreement dated May 17, 2007